UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2007

Cellu Tissue Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-118829	06-1346495
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1855 Lockeway Drive
Suite 501
Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 4, 2007, Cellu Tissue Holdings, Inc. issued a press release announcing third quarter earnings for the quarter ended November 23, 2006. The press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, are being furnished hereunder and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                             FINANCIAL STATEMENTS AND EXHIBITS

The following is being furnished as an exhibit to this Current Report on Form 8-K:

(c) Exhibits

99.1	Release, dated January 4, 2007, “Cellu Tissue Holdings, Inc. Announces Third Quarter 2007 Results”, furnished pursuant to Item 2.02

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellu Tissue Holdings, Inc.
(Registrant)

Date: January 5, 2007	By:	/s/ Dianne M. Scheu
Ms. Dianne M. Scheu
Senior Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

99.1	Release, dated January 4, 2007, “Cellu Tissue Holdings, Inc. Announces Third Quarter 2007 Results”